Exhibit 31.1
CERTIFICATIONS PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002
(i) CERTIFICATION
     I, William R. Council, III, certify that:
     1. I have reviewed this annual report on Form 10-K/A of Advocat Inc.;
     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
Date: April 30, 2009

/s/ William R. Council, III William R. Council, III
Chief Executive Officer

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